Exhibit 99.2

SUPPLEMENTAL INFORMATION THIRD QUARTER 2020

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2020

Forward-Looking Statements

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends,” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the duration and severity of the COVID-19 pandemic and its impact on our business and our customers; the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance, and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment as well as national, state, and local laws and regulations including, without limitation, those governing REITs; the impact of general economic and business conditions, including as a result of the economic fallout of the COVID-19 pandemic; rental rates and occupancy levels at the Company’s facilities; and changes in these conditions as a result of the COVID-19 pandemic, the availability of permanent capital at attractive rates, the outlook and actions of rating agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.

	September 30, 2020	December 31, 2019
ASSETS

Cash and cash equivalents	$117,881	$62,786	(a)

Real estate facilities, at cost
Land	855,542	844,419
Buildings and improvements	2,213,798	2,203,308

	3,069,340	3,047,727
Accumulated depreciation	(1,210,473)	(1,158,489)

	1,858,867	1,889,238	(b)
Properties held for sale, net (1)	-	15,264
Land and building held for development, net	35,506	28,110

	1,894,373	1,932,612

Rent receivable	1,790	1,392	(c)
Deferred rent receivable (2)	37,361	32,993
Other assets	13,348	16,660	(d)

Total assets	$2,064,753	$2,046,443

LIABILITIES AND EQUITY

Accrued and other liabilities	$87,808	$84,632	(e)

Total liabilities	87,808	84,632

Equity
PS Business Parks, Inc.’s shareholders’ equity:
Preferred stock	944,750	944,750
Common stock	274	274
Paid-in capital	737,065	736,986	(f)
Accumulated earnings	75,393	63,666	(g)

Total PS Business Parks, Inc.’s shareholders’ equity	1,757,482	1,745,676
Noncontrolling interests	219,463	216,135

Total equity	1,976,945	1,961,811

Total liabilities and equity	$2,064,753	$2,046,443

See following page for additional detail related to the tickmarks shown in the table above.

(1)

On September 16, 2020, the Company completed the sale of two industrial buildings totaling 40,000 square feet located in Redmond, Washington, which were subject to an eminent domain process, for a gross sales price of $11.4 million. Properties held for sale, net as of December 31, 2019 represents the same two industrial buildings mentioned above along with one single-tenant building totaling 113,000 square feet located in Montgomery County, Maryland, which sold on January 7, 2020 for a gross sales price of $30.0 million.

(2)	Increase in deferred rent receivable is primarily attributable to rent deferral arrangements that the Company entered into with certain customers as a result of the COVID-19 pandemic.

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2019			$62,786
	Net cash provided by operating activities			211,557
	Net cash used in investing activities			(6,540)
	Net cash used in financing activities			(149,922)

	Ending cash balance at September 30, 2020			$117,881

(b)	Change in real estate facilities, at cost
	Beginning balance at December 31, 2019			$1,889,238
	Acquisition of real estate			13,276
	Recurring capital improvements			6,413
	Tenant improvements, gross			11,208
	Capitalized lease commissions			5,225
	Nonrecurring capital improvements			512
	Depreciation and amortization of real estate facilities			(67,035)
	Transfer to properties held for sale			30

	Ending balance at September 30, 2020			$1,858,867

				Increase
(c)	Change in rent receivable	September 30, 2020	December 31, 2019	(Decrease)
	Non-government customers	$1,079	$597	$482
	U.S. Government customers	711	795	(84)

		$1,790	$1,392	$398

				Increase
(d)	Change in other assets	September 30, 2020	December 31, 2019	(Decrease)
	Lease intangible assets, net	$7,181	$9,973	$(2,792)
	Prepaid property taxes and insurance	4,379	2,572	1,807
	Other	1,788	4,115	(2,327)

		$13,348	$16,660	$(3,312)

				Increase
(e)	Change in accrued and other liabilities	September 30, 2020	December 31, 2019	(Decrease)
	Customer security deposits	$37,999	$39,118	$(1,119)
	Accrued property taxes	22,018	11,521	10,497
	Customer prepaid rent	11,862	14,519	(2,657)
	Lease intangible liabilities, net	6,298	8,541	(2,243)
	Other	9,631	10,933	(1,302)

		$87,808	$84,632	$3,176

(f)	Change in paid-in capital
	Beginning paid-in capital at December 31, 2019			$736,986
	Exercise of stock options			259
	Stock compensation expense, net			3,922
	Cash paid for taxes in lieu of shares upon vesting of restricted stock units			(4,102)

	Ending paid-in capital at September 30, 2020			$737,065

(g)	Change in accumulated earnings
	Beginning accumulated earnings at December 31, 2019			$63,666
	Net income			134,399
	Distributions to preferred shareholders			(36,139)
	Distributions to common shareholders			(86,533)

	Ending accumulated earnings at September 30, 2020			$75,393

	For The Three Months		For the Nine Months Ended
	Ended September 30,		Ended September 30,
	2020	2019	2020	2019

Rental income	$103,760	$108,064	$310,535	$323,671	(a)

Expenses:
Cost of operations	32,096	32,468	93,490	97,521	(b)
Depreciation and amortization	23,064	26,220	72,646	75,863
General and administrative	5,047	4,051	11,374	10,111	(c)

Total operating expenses	60,207	62,739	177,510	183,495

Interest and other income	230	1,384	1,012	2,766	(d)
Interest and other expense	(536)	(199)	(900)	(484)	(e)
Gain on sale of real estate facility	7,652	-	27,273	-

Net income	50,899	46,510	160,410	142,458
Allocation to noncontrolling interests	(8,124)	(7,020)	(26,011)	(21,670)

Net income allocable to PS Business Parks, Inc.	42,775	39,490	134,399	120,788
Allocation to preferred shareholders	(12,046)	(12,959)	(36,139)	(38,877)
Allocation to restricted stock unit holders	(149)	(219)	(543)	(699)

Net income allocable to common shareholders	$30,580	$26,312	$97,717	$81,212

Net income per common share
Basic	$1.11	$0.96	$3.56	$2.96
Diluted	$1.11	$0.96	$3.55	$2.95

Weighted average common shares outstanding
Basic	27,483	27,432	27,470	27,411
Diluted	27,565	27,543	27,560	27,512

See following page for additional detail related to the tickmarks shown in the table above.

		For The Three Months Ended		Increase	For the Nine Months Ended		Increase
(a)	Rental income:	September 30, 2020	September 30, 2019	(Decrease)	September 30, 2020	September 30, 2019	(Decrease)
	Same Park (1) (2)	$95,096	$94,388	$708	$282,171	$282,644	$(473)
	Same Park non-cash rental income (1) (3)	1,303	749	554	4,620	1,891	2,729
	Non-Same Park (1) (2)	4,767	3,340	1,427	15,093	8,853	6,240
	Non-Same Park non-cash rental income (1) (3)	226	258	(32)	716	655	61
	Multifamily	2,201	2,519	(318)	7,249	7,492	(243)
	Rental income from assets sold (4)	167	6,810	(6,643)	686	22,136	(21,450)

		$103,760	$108,064	$(4,304)	$310,535	$323,671	$(13,136)

		For The Three Months Ended		Increase	For the Nine Months Ended		Increase
(b)	Cost of operations:	September 30, 2020	September 30, 2019	(Decrease)	September 30, 2020	September 30, 2019	(Decrease)
	Same Park (1)	$28,903	$27,452	$1,451	$84,034	$82,278	$1,756
	Same Park non-cash expense (1) (5)	227	277	(50)	730	817	(87)
	Non-Same Park (1)	1,843	1,137	706	5,446	3,304	2,142
	Non-Same Park non-cash expense (1) (5)	16	15	1	53	41	12
	Multifamily	1,066	1,045	21	3,084	3,118	(34)
	Expenses from assets sold (4)	41	2,542	(2,501)	143	7,963	(7,820)

		$32,096	$32,468	$(372)	$93,490	$97,521	$(4,031)

		For The Three Months Ended		Increase	For the Nine Months Ended		Increase
(c)	General and administrative expenses:	September 30, 2020	September 30, 2019	(Decrease)	September 30, 2020	September 30, 2019	(Decrease)
	Compensation expense	$1,431	$1,333	$98	$4,608	$4,294	$314
	Stock compensation expense	2,275	1,793	482	3,608	3,081	527
	Professional fees and other	1,341	925	416	3,158	2,736	422

		$5,047	$4,051	$996	$11,374	$10,111	$1,263

		For The Three Months Ended		Increase	For the Nine Months Ended		Increase
(d)	Interest and other income:	September 30, 2020	September 30, 2019	(Decrease)	September 30, 2020	September 30, 2019	(Decrease)
	Management fee income	$65	$71	$(6)	$198	$221	$(23)
	Interest income	20	175	(155)	365	817	(452)
	Other income	145	1,138	(993)	449	1,728	(1,279)

		$230	$1,384	$(1,154)	$1,012	$2,766	$(1,754)

		For The Three Months Ended		Increase	For the Nine Months Ended		Increase
(e)	Interest and other expense:	September 30, 2020	September 30, 2019	(Decrease)	September 30, 2020	September 30, 2019	(Decrease)
	Interest expense	$-	$(47)	$47	$-	$(47)	$47
	Credit facilities fees & other charges	(536)	(152)	(384)	(900)	(437)	(463)

		$(536)	$(199)	$(337)	$(900)	$(484)	$(416)

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park and Non-Same Park.
(2)

Same Park rental income is presented net of (a) accounts receivable write-offs of $0.2 million and $0.3 million for the three months ended September 30, 2020 and 2019, respectively, and $1.4 million and $0.8 million for the nine months ended September 30, 2020 and 2019, respectively, and (b) rent deferrals and abatements of $2.0 million and $0 for the three months ended September 30, 2020 and 2019, respectively, and $6.5 million and $0 for the nine months ended September 30, 2020 and 2019, respectively. Non-Same Park rental income is presented net of (a) accounts receivable write-offs of $0 for both the three months ended September 30, 2020 and 2019, and $0.1 million and $0 for the nine months ended September 30, 2020 and 2019, respectively, and (b) rent deferrals and abatements of $0.1 million and $0 for the three months ended September 30, 2020 and 2019, respectively, and $0.2 million and $0 for the nine months ended September 30, 2020 and 2019, respectively.

(3)

Non-cash rental income represents amortization of deferred rent receivable, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements. Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0.3 million and $0.1 million for the three months ended September 30, 2020 and 2019, respectively, and $2.6 million and $0.4 million for the nine months ended September 30, 2020 and 2019, respectively. Non-Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0 for both the three months ended September 30, 2020 and 2019, and $0.1 million and $0 for the nine months ended September 30, 2020 and 2019, respectively.

(4)

Amounts for the three months ended September 30, 2020 include results related to two industrial buildings totaling 40,000 square feet sold in September 2020; amounts for the nine months ended September 30, 2020 include the two industrial buildings totaling 40,000 square feet sold in September 2020 and a 113,000 square foot office building sold in January 2020; amounts for the three and nine months ended September 30, 2019 reflect the operating results of the two industrial buildings totaling 40,000 square feet sold in September 2020, the 113,000 square foot office building sold in January 2020, and 1.3 million square feet of assets sold in October 2019.

(5)	Non-cash expense represents stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.

PROPERTY INFORMATION (1)

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2020	2019	% Change	2020	2019	% Change
Total Portfolio (2)
Total rentable square footage at period end	27,482,000	27,330,000	0.6%	27,482,000	27,330,000	0.6%
Weighted average occupancy	91.2%	94.4%	(3.4%)	91.9%	94.1%	(2.3%)
Period end occupancy	91.3%	94.4%	(3.3%)	91.3%	94.4%	(3.3%)
Revenue per occupied sq. ft. (3) (4)	$16.17	$15.52	4.2%	$15.97	$15.54	2.8%
RevPAF (3) (4)	$14.76	$14.66	0.7%	$14.68	$14.62	0.4%

Same Park Portfolio (3)
Total rentable square footage at period end	25,656,000	25,656,000	-	25,656,000	25,656,000	-
Weighted average occupancy	92.3%	94.7%	(2.5%)	92.5%	94.5%	(2.1%)
Period end occupancy	92.3%	94.5%	(2.3%)	92.3%	94.5%	(2.3%)
Revenue per occupied sq. ft. (3) (5)	$16.29	$15.66	4.0%	$16.11	$15.64	3.0%
RevPAF (3) (5)	$15.03	$14.83	1.3%	$14.90	$14.79	0.7%

Non-Same Park Portfolio (3)
Total rentable square footage at period end	1,826,000	1,674,000	9.1%	1,826,000	1,674,000	9.1%
Weighted average occupancy	76.9%	89.5%	(14.1%)	83.9%	83.8%	0.1%
Period end occupancy	77.7%	93.3%	(16.7%)	77.7%	93.3%	(16.7%)
Revenue per occupied sq. ft. (3) (6)	$14.22	$12.51	13.7%	13.77	13.11	5.0%
RevPAF (3) (6)	$10.93	$11.21	(2.5%)	11.55	10.99	5.1%

Multifamily Portfolio
Number of units	395	395	-	395	395	-
Weighted average occupancy	91.1%	95.6%	(4.7%)	92.6%	95.3%	(2.9%)
Period end occupancy	94.4%	94.7%	(0.3%)	94.4%	94.7%	(0.3%)

(1)	Excludes assets sold for the periods shown.

(2)	Operating metrics from our multifamily asset are excluded from total portfolio operating metrics.

(3)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Revenue per Occupied Square Foot, RevPAF, Same Park and Non-Same Park.
(4)

Included in the calculation of Total Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $0.3 million and $0.2 million for the three months ended September 30, 2020 and 2019, respectively, and $0.8 million and $1.1 million for the nine months ended September 30, 2020 and 2019, respectively, (b) accounts receivable write-offs of $0.3 million for both the three months ended September 30, 2020 and 2019, and $1.5 million and $0.9 million for the nine months ended September 30, 2020 and 2019, respectively, and (c) deferred rent receivable write-offs of $0.3 million and $0.1 million for the three months ended September 30, 2020 and 2019, respectively, and $2.7 million and $0.4 million for the nine months ended September 30, 2020 and 2019, respectively.

(5)

Included in the calculation of Same Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $0.3 million and $0.2 million for the three months ended September 30, 2020 and 2019, respectively, and $0.8 million and $1.1 million for the nine months ended September 30, 2020 and 2019, respectively, (b) accounts receivable write-offs of $0.2 million and $0.3 million for the three months ended September 30, 2020 and 2019, respectively, and $1.4 million and $0.8 million for the nine months ended September 30, 2020 and 2019, respectively, and (c) deferred rent receivable write-offs of $0.3 million and $0.1 million for the three months ended September 30, 2020 and 2019, respectively, and $2.6 million and $0.4 million for the nine months ended September 30, 2020 and 2019, respectively.

(6)

Included in the calculation of Non-Same Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $0 for both the three and nine months ended September 30, 2020 and 2019, (b) accounts receivable write-offs of $0 for both the three months ended September 30, 2020 and 2019, and $0.1 million and $0 for the nine months ended September 30, 2020 and 2019, respectively, and (c) deferred rent receivable write-offs of $0 for both the three months ended September 30, 2020 and 2019, and $0.1 million and $0 for the nine months ended September 30, 2020 and 2019, respectively.

NET OPERATING INCOME

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2020	2019	% Change	2020	2019	% Change
Rental income
Same Park (1) (2) (3)	$96,399	$95,137	1.3%	$286,791	$284,535	0.8%
Non-Same Park (1)	4,993	3,598	38.8%	15,809	9,508	66.3%
Multifamily	2,201	2,519	(12.6%)	7,249	7,492	(3.2%)
Assets sold	167	6,810	(97.5%)	686	22,136	(96.9%)

Total rental income	103,760	108,064	(4.0%)	310,535	323,671	(4.1%)

Adjusted cost of operations (1) (5)
Same Park (1) (6)	28,903	27,452	5.3%	84,034	82,278	2.1%
Non-Same Park (1)	1,843	1,137	62.1%	5,446	3,304	64.8%
Multifamily	1,066	1,045	2.0%	3,084	3,118	(1.1%)
Assets sold	41	2,525	(98.4%)	143	7,911	(98.2%)

Total	31,853	32,159	(1.0%)	92,707	96,611	(4.0%)

Net operating income
Same Park (1)	67,496	67,685	(0.3%)	202,757	202,257	0.2%
Non-Same Park (1)	3,150	2,461	28.0%	10,363	6,204	67.0%
Multifamily	1,135	1,474	(23.0%)	4,165	4,374	(4.8%)
Assets sold	126	4,285	(97.1%)	543	14,225	(96.2%)

Total net operating income	$71,907	$75,905	(5.3%)	$217,828	$227,060	(4.1%)

CASH NET OPERATING INCOME

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2020	2019	% Change	2020	2019	% Change
Cash rental income (1) (5)
Same Park (1) (2) (4)	$95,096	$94,388	0.8%	$282,171	$282,644	(0.2%)
Non-Same Park (1)	4,767	3,340	42.7%	15,093	8,853	70.5%
Multifamily	2,200	2,518	(12.6%)	7,245	7,488	(3.2%)
Assets sold	167	6,696	(97.5%)	686	21,618	(96.8%)

Total cash rental income	102,230	106,942	(4.4%)	305,195	320,603	(4.8%)

Adjusted cost of operations (1) (5)
Same Park (1) (6)	28,903	27,452	5.3%	84,034	82,278	2.1%
Non-Same Park (1)	1,843	1,137	62.1%	5,446	3,304	64.8%
Multifamily	1,066	1,045	2.0%	3,084	3,118	(1.1%)
Assets sold	41	2,525	(98.4%)	143	7,911	(98.2%)

Total adjusted cost of operations	31,853	32,159	(1.0%)	92,707	96,611	(4.0%)

Cash net operating income
Same Park (1)	66,193	66,936	(1.1%)	198,137	200,366	(1.1%)
Non-Same Park (1)	2,924	2,203	32.7%	9,647	5,549	73.9%
Multifamily	1,134	1,473	(23.0%)	4,161	4,370	(4.8%)
Assets sold	126	4,171	(97.0%)	543	13,707	(96.0%)

Total cash net operating income	$70,377	$74,783	(5.9%)	$212,488	$223,992	(5.1%)

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) (1)

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2020	2019	% Change	2020	2019	% Change
Net income	$50,899	$46,510	9.4%	$160,410	$142,458	12.6%
Net interest (income) expense	117	8	1362.5%	45	(362)	112.4%
Depreciation and amortization	23,064	26,220	(12.0%)	72,646	75,863	(4.2%)
Gain on sale of real estate facilities and development rights	(7,652)	-	100.0%	(27,273)	-	100.0%

EBITDAre	$66,428	$72,738	(8.7%)	$205,828	$217,959	(5.6%)

(1)	Refer to page 27, Definition and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, Cash Rental Income, Adjusted Cost of Operations, and EBITDAre.
(2)

Same Park rental income and cash rental income include lease buyout income of $0.3 million and $0.2 million for the three months ended September 30, 2020 and 2019, respectively, and $0.8 million and $1.1 million for the nine months ended September 30, 2020 and 2019, respectively.

(3)

Same Park rental income is presented net of (a) accounts receivable write-offs of $0.2 million and $0.3 million for the three months ended September 30, 2020 and 2019, respectively, and $1.4 million and $0.8 million for the nine months ended September 30, 2020 and 2019, respectively, and (b) deferred rent receivable write-offs of $0.3 million and $0.1 million for the three months ended September 30, 2020 and 2019, respectively, and $2.6 million and $0.4 million for the nine months ended September 30, 2020 and 2019, respectively.

(4)

Same Park cash rental income is presented net of (a) accounts receivable write-offs of $0.2 million and $0.3 million for the three months ended September 30, 2020 and 2019, respectively, and $1.4 million and $0.8 million for the nine months ended September 30, 2020 and 2019, respectively, and (b) rent deferrals and abatements of $2.0 million and $0 for the three months ended September 30, 2020 and 2019, respectively, and $6.5 million and $0 for the nine months ended September 30, 2020 and 2019, respectively.

(5)	Refer to page 6 for a reconciliation of cash rental income to rental income and adjusted cost of operations to cost of operations as reported on our GAAP statements of income.
(6)	The table below details Same Park adjusted cost of operations:

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2020	2019	% Change	2020	2019	% Change
Cost of operations
Property taxes	$10,811	$10,224	5.7%	$32,410	$30,416	6.6%
Utilities	4,870	5,249	(7.2%)	14,106	14,610	(3.4%)
Repairs and maintenance	6,197	5,844	6.0%	17,277	17,394	(0.7%)
Payroll	4,090	3,622	12.9%	12,030	11,070	8.7%
Snow removal	-	-	-	78	1,033	(92.4%)
Property insurance	1,283	868	47.8%	3,009	2,346	28.3%
Other expenses	1,652	1,645	0.4%	5,124	5,409	(5.3%)

Total cost of operations	$28,903	$27,452	5.3%	$84,034	$82,278	2.1%

	For the Three Months Ended
	September 30, 2020				September 30, 2019				Total % Change
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Cash rental income (1) (2)
Northern California	$21,170	$2,291	$3,071	$26,532	$20,648	$2,519	$3,058	$26,225	1.2%
Southern California	8,859	4,643	203	13,705	8,704	4,844	205	13,753	(0.3%)
Dallas	2,947	5,329	—	8,276	3,057	5,296	—	8,353	(0.9%)
Austin	2,077	6,190	—	8,267	2,122	5,552	—	7,674	7.7%
Northern Virginia	1,862	6,150	9,671	17,683	1,756	6,360	10,123	18,239	(3.0%)
South Florida	10,445	426	42	10,913	10,334	497	45	10,876	0.3%
Seattle	2,956	1,785	128	4,869	2,581	1,567	185	4,333	12.4%
Suburban Maryland	1,042	—	3,809	4,851	1,071	—	3,864	4,935	(1.7%)

Total	51,358	26,814	16,924	95,096	50,273	26,635	17,480	94,388	0.8%

Adjusted cost of operations (1)
Northern California	5,046	648	794	6,488	4,839	666	832	6,337	2.4%
Southern California	2,501	1,336	91	3,928	2,215	1,341	76	3,632	8.1%
Dallas	1,024	1,835	—	2,859	933	2,047	—	2,980	(4.1%)
Austin	787	2,333	—	3,120	713	2,131	—	2,844	9.7%
Northern Virginia	513	1,898	3,596	6,007	493	1,823	3,628	5,944	1.1%
South Florida	3,143	154	20	3,317	2,734	158	22	2,914	13.8%
Seattle	868	424	66	1,358	616	370	50	1,036	31.1%
Suburban Maryland	363	—	1,463	1,826	370	—	1,395	1,765	3.5%

Total	14,245	8,628	6,030	28,903	12,913	8,536	6,003	27,452	5.3%

Cash NOI (1)
Northern California	16,124	1,643	2,277	20,044	15,809	1,853	2,226	19,888	0.8%
Southern California	6,358	3,307	112	9,777	6,489	3,503	129	10,121	(3.4%)
Dallas	1,923	3,494	—	5,417	2,124	3,249	—	5,373	0.8%
Austin	1,290	3,857	—	5,147	1,409	3,421	—	4,830	6.6%
Northern Virginia	1,349	4,252	6,075	11,676	1,263	4,537	6,495	12,295	(5.0%)
South Florida	7,302	272	22	7,596	7,600	339	23	7,962	(4.6%)
Seattle	2,088	1,361	62	3,511	1,965	1,197	135	3,297	6.5%
Suburban Maryland	679	—	2,346	3,025	701	—	2,469	3,170	(4.6%)

Total	$37,113	$18,186	$10,894	$66,193	$37,360	$18,099	$11,477	$66,936	(1.1%)

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.
(2)

Included in the calculation of Cash rental income is (a) lease buyout income of $0.3 million and $0.2 million for the three months ended September 30, 2020 and 2019, respectively, (b) accounts receivable write-offs of $0.2 million and $0.3 million for the three months ended September 30, 2020 and 2019, respectively. Cash rental income does not include deferred or abated rental income, which totaled $2.0 million and $0 for the three months ended September 30, 2020 and 2019, respectively.

	For the Nine Months Ended
	September 30, 2020				September 30, 2019				Total % Change
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Cash rental income (1) (2)
Northern California	$62,515	$6,967	$9,251	$78,733	$62,481	$7,414	$9,016	$78,911	(0.2%)
Southern California	25,573	13,887	591	40,051	26,188	14,130	573	40,891	(2.1%)
Dallas	8,809	16,012	—	24,821	9,253	15,868	—	25,121	(1.2%)
Austin	6,062	18,231	—	24,293	6,303	16,549	—	22,852	6.3%
Northern Virginia	5,549	18,073	29,030	52,652	5,300	18,888	30,942	55,130	(4.5%)
South Florida	30,832	1,373	99	32,304	30,944	1,423	71	32,438	(0.4%)
Seattle	8,776	5,136	475	14,387	7,514	4,697	548	12,759	12.8%
Suburban Maryland	3,067	—	11,863	14,930	3,373	—	11,169	14,542	2.7%

Total	151,183	79,679	51,309	282,171	151,356	78,969	52,319	282,644	(0.2%)

Adjusted cost of operations (1)
Northern California	14,382	1,986	2,338	18,706	13,811	1,976	2,380	18,167	3.0%
Southern California	6,898	3,858	246	11,002	6,652	3,796	221	10,669	3.1%
Dallas	3,013	6,087	—	9,100	2,830	5,988	—	8,818	3.2%
Austin	2,268	6,774	—	9,042	2,153	6,301	—	8,454	7.0%
Northern Virginia	1,548	5,550	10,873	17,971	1,572	5,550	11,808	18,930	(5.1%)
South Florida	8,806	412	51	9,269	8,264	454	81	8,799	5.3%
Seattle	2,412	1,225	169	3,806	1,785	1,126	149	3,060	24.4%
Suburban Maryland	1,032	—	4,106	5,138	1,070	—	4,311	5,381	(4.5%)

Total	40,359	25,892	17,783	84,034	38,137	25,191	18,950	82,278	2.1%

Cash NOI (1)
Northern California	48,133	4,981	6,913	60,027	48,670	5,438	6,636	60,744	(1.2%)
Southern California	18,675	10,029	345	29,049	19,536	10,334	352	30,222	(3.9%)
Dallas	5,796	9,925	—	15,721	6,423	9,880	—	16,303	(3.6%)
Austin	3,794	11,457	—	15,251	4,150	10,248	—	14,398	5.9%
Northern Virginia	4,001	12,523	18,157	34,681	3,728	13,338	19,134	36,200	(4.2%)
South Florida	22,026	961	48	23,035	22,680	969	(10)	23,639	(2.6%)
Seattle	6,364	3,911	306	10,581	5,729	3,571	399	9,699	9.1%
Suburban Maryland	2,035	—	7,757	9,792	2,303	—	6,858	9,161	6.9%

Total	$110,824	$53,787	$33,526	$198,137	$113,219	$53,778	$33,369	$200,366	(1.1%)

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.
(2)

Included in the calculation of Cash rental income is (a) lease buyout income of $0.8 million and $1.1 million for the nine months ended September 30, 2020 and 2019, respectively, (b) accounts receivable write-offs of $1.4 million and $0.8 million for the nine months ended September 30, 2020 and 2019, respectively. Cash rental income does not include deferred or abated rental income, which totaled $6.5 million and $0 for the nine months ended September 30, 2020 and 2019, respectively.

	For the Nine Months Ended September 30,
	2020	2019
Commercial recurring capital expenditures (1)
Same Park
Capital improvements	$6,389	$5,899
Tenant improvements	10,632	10,330
Lease commissions	4,939	5,430

Total Same Park recurring capital expenditures	21,960	21,659
Non-Same Park
Capital improvements	24	60
Tenant improvements	391	1,369
Lease commissions	286	340

Total Non-Same Park recurring capital expenditures	701	1,769

Total recurring capital expenditures	22,661	23,428
Assets sold recurring capital expenditures	16	813

Total commercial recurring capital expenditures	22,677	24,241
Non-recurring property renovations (1)	512	2,011
Multifamily capital expenditures	—	20

Total capital expenditures	$23,189	$26,272

Same Park recurring capital expenditures as a percentage of NOI	10.8%	10.7%

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Recurring Capital Expenditures and Non-recurring Property Renovations.

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Net income allocable to common shareholders	$30,580	$26,312	$97,717	$81,212
Adjustments
Gain on sale of real estate facilities	(7,652)	-	(27,273)	-
Depreciation and amortization	23,064	26,220	72,646	75,863
Net income allocable to noncontrolling interests	8,124	7,020	26,011	21,670
Net income allocable to restricted stock unit holders	149	219	543	699
FFO allocated to joint venture partner	(21)	(39)	(102)	(105)

FFO allocable to diluted common shares and units (1)	54,244	59,732	169,542	179,339
Non-capitalizable demolition costs	335	-	335	-
Acceleration of stock compensation expense due to President and Chief Executive Officer retirement	1,687	-	1,687	-

Core FFO allocable to diluted common shares and units (1)	56,266	59,732	171,564	179,339

Adjustments
Recurring capital improvements	(1,625)	(2,567)	(6,413)	(5,979)
Tenant improvements	(3,338)	(3,238)	(11,023)	(11,699)
Capitalized lease commissions	(1,889)	(2,626)	(5,225)	(5,770)
Total recurring capital expenditures for assets sold	-	(282)	(16)	(813)
Non-cash rental income (2)	(1,530)	(1,122)	(5,340)	(3,069)
Non-cash stock compensation expense (3)	831	2,102	2,704	3,991
Cash paid for taxes in lieu of shares upon vesting of restricted stock units	(442)	(620)	(4,102)	(6,120)

FAD allocable to diluted common shares and units (1)	48,273	51,379	142,149	149,880
Distributions to common shareholders	(28,860)	(28,805)	(86,533)	(86,343)
Distributions to noncontrolling interests - common units	(7,671)	(7,671)	(23,012)	(23,012)
Distributions to restricted stock unit holders	(140)	(219)	(469)	(699)
Distributions to noncontrolling interests - joint venture	(46)	(33)	(109)	(78)

Free cash available after fixed charges	11,556	14,651	32,026	39,748
Non-recurring property renovations (1)	(299)	(56)	(512)	(2,011)
Investment in multifamily development	(2,971)	(1,597)	(5,094)	(2,590)
Investment in industrial development	(2,971)	(283)	(5,843)	(283)

Retained cash (1)	$5,315	$12,715	$20,577	$34,864

Weighted average outstanding
Common shares	27,483	27,432	27,470	27,411
Operating partnership units	7,305	7,305	7,305	7,305
Restricted stock units	49	113	65	126
Common share equivalents	82	111	90	101

Total diluted common shares and units	34,919	34,961	34,930	34,943

FFO per share	$1.55	$1.71	$4.85	$5.13
Core FFO per share	$1.61	$1.71	$4.91	$5.13
FAD distribution payout ratio (4)	76.1%	71.5%	77.5%	73.5%

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definition of FFO, Core FFO, FAD, Non-Recurring Property Renovations and Retained Cash.
(2)	Non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursement, and lease incentive intangible.
(3)	Amounts shown are net of accelerated stock compensation expense related to the President and Chief Executive Officer retirement, which is also excluded from the computation of Core FFO.
(4)

FAD distribution payout ratio is equal to total distributions to common shareholders, unit holders, restricted stock unit holders and our joint venture partner divided by FAD during the same reporting period.

	As of September 30, 2020			As of December 31, 2019
		% of Total			% of Total
		Market	WTD Average		Market	WTD Average
	Total	Capitalization	Rate	Total	Capitalization	Rate

Unsecured Debt:
$250.0 million unsecured credit facility (LIBOR + 0.825%)	$-	-	-	$-	-	-

Total unsecured debt	$-	-	-	$-	-	-

Preferred Equity:
5.200% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	$189,750	3.7%		$189,750	2.8%
5.250% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	4.4%		230,000	3.5%
5.200% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	3.8%		200,000	3.0%
4.875% Series Z preferred stock (13,000,000 depositary shares outstanding) callable 11/4/24	325,000	6.3%		325,000	4.9%

Total preferred equity	$944,750	18.2%	5.10%	$944,750	14.2%	5.10%

Total debt and preferred equity	$944,750	18.2%	5.10%	$944,750	14.2%	5.10%

Common stock (27,486,788 and 27,440,953 shares outstanding as of September 30, 2020 and December 31, 2019, respectively) (1)	$3,364,108	64.6%		$4,524,190	67.8%
Common operating partnership units (7,305,355 units outstanding as of September 30, 2020 and December 31,2019) (1)	894,102	17.2%		1,204,434	18.0%

Total common equity (1)	$4,258,210	81.8%		$5,728,624	85.8%

Total market capitalization	$5,202,960	100.0%		$6,673,374	100.0%

	For the nine months ended September 30, 2020			For the year ended December 31, 2019
Interest expense and related expenses (2)	$410			$611
Preferred distributions	36,139			54,346

Total fixed charges and preferred distributions	$36,549			$54,957

Ratio of EBITDAre to fixed charges and preferred distributions	5.6x			5.3x
Ratio of FFO to total fixed charges and preferred distributions (3)	5.6x			5.3x
Ratio of debt and preferred Equity to EBITDAre (4)	3.4x			3.3x

(1)

Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each respective period shown. Closing share prices on September 30, 2020 and December 31, 2019 were $122.39 and $164.87, respectively.

(2)	Interest expense and related expenses includes facility fees associated with our unsecured credit facility.
(3)	Ratio of FFO to total fixed charges and preferred distributions is calculated by dividing FFO excluding fixed charges and preferred distributions by total fixed charges and preferred distributions.
(4)

Ratio of debt and preferred equity to EBITDAre is calculated as total debt and preferred equity divided by EBITDAre. Ratio of debt and preferred equity to EBITDAre as of September 30, 2020 is calculated using annualized EBITDAre for the nine months ended September 30, 2020.

Industry Concentration as of September 30, 2020 (1)

			Percentage of
			Total Rental Income
Business services			19.6%
Warehouse, distribution, transportation and logistics			12.9%
Computer hardware, software and related services			11.3%
Retail, food, and automotive			9.1%
Engineering and construction			8.0%
Health services			7.8%
Government			6.1%
Electronics			3.1%
Insurance and financial services			2.7%
Home furnishings			2.6%
Communications			1.9%
Aerospace/defense products and services			1.8%
Educational services			1.0%
Other			12.1%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of September 30, 2020

Customer	Square Footage	Annualized Rental Income (2)	Percentage of Total Annualized Rental Income

US Government	521,000	$13,170	3.2%
Amazon Inc.	501,000	6,173	1.5%
Luminex Corporation	199,000	4,382	1.1%
KZ Kitchen Cabinet & Stone	221,000	3,490	0.8%
ECS Federal, LLC	134,000	2,942	0.7%
Lockheed Martin Corporation	124,000	2,635	0.6%
Applied Materials, Inc.	162,000	2,356	0.6%
CentralColo, LLC	96,000	2,356	0.6%
Carbel, LLC	236,000	2,213	0.5%
Costco	180,000	1,949	0.5%

Total	2,374,000	$41,666	10.1%

Tenant Composition as of September 30, 2020

			Average Tenant Size
		Number	(in square feet)
		of Tenants	Average square footage
Large Tenant Portfolio (3)		1,372	12,691
Small Tenant Portfolio (4)		3,609	2,140

Total Portfolio		4,981	5,046

(1)	Industry concentration is categorized based on customers’ Standard Industrial Classification Code.
(2)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from October 1, 2020 through the respective date of expiration.
(3)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(4)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

Annualized Revenue per Occupied Square Foot (1) (2)
	For the Three Months			For the Nine Months Ended
	Ended September 30,			Ended September 30,
Region	2020	2019	% Change	2020	2019	% Change

Northern California	$16.43	$15.11	8.7%	$16.30	$15.15	7.6%
Southern California	$17.73	$17.77	(0.2%)	$17.42	$17.52	(0.6%)
Dallas	$13.04	$12.81	1.8%	$12.98	$12.75	1.8%
Austin	$17.99	$17.14	5.0%	$17.79	$17.22	3.3%
Northern Virginia	$19.66	$19.83	(0.9%)	$19.66	$20.02	(1.8%)
South Florida	$12.28	$11.90	3.2%	$12.04	$11.78	2.2%
Seattle	$15.34	$13.31	15.3%	$14.69	$13.09	12.2%
Suburban Maryland	$19.24	$19.34	(0.5%)	$19.19	$19.39	(1.0%)
Total	$16.29	$15.66	4.0%	$16.11	$15.64	3.0%

Annualized Revenue per Available Foot (RevPAF) (1) (2)
	For the Three Months			For the Nine Months Ended
	Ended September 30,			Ended September 30,
Region	2020	2019	% Change	2020	2019	% Change

Northern California	$15.08	$14.67	2.8%	$14.90	$14.61	2.0%
Southern California	$16.78	$16.89	(0.7%)	$16.53	$16.66	(0.8%)
Dallas	$11.48	$11.73	(2.1%)	$11.60	$11.76	(1.4%)
Austin	$17.00	$15.67	8.5%	$16.85	$15.69	7.4%
Northern Virginia	$18.25	$18.71	(2.5%)	$18.21	$18.88	(3.5%)
South Florida	$11.40	$11.38	0.2%	$11.20	$11.25	(0.4%)
Seattle	$14.40	$12.69	13.5%	$14.21	$12.49	13.8%
Suburban Maryland	$17.26	$17.28	(0.1%)	$17.31	$17.27	0.2%
Total	$15.03	$14.83	1.3%	$14.90	$14.79	0.7%

Annualized Revenue per Occupied Square Foot (1) (2)
	For the Three Months			For the Nine Months Ended
	Ended September 30,			Ended September 30,

Product Type	2020	2019	% Change	2020	2019	% Change

Industrial	$13.78	$12.95	6.4%	$13.55	$12.93	4.8%
Flex	$19.10	$18.74	1.9%	$18.98	$18.63	1.9%
Office	$24.12	$24.43	(1.3%)	$24.05	$24.58	(2.2%)
Total	$16.29	$15.66	4.0%	$16.11	$15.64	3.0%

Annualized Revenue per Available Foot (RevPAF) (1) (2)
	For the Three Months			For the Nine Months Ended
	Ended September 30,			Ended September 30,
Product Type	2020	2019	% Change	2020	2019	% Change

Industrial	$12.77	$12.41	2.9%	$12.57	$12.38	1.5%
Flex	$17.59	$17.43	0.9%	$17.52	$17.23	1.7%
Office	$21.89	$22.49	(2.7%)	$22.05	$22.68	(2.8%)
Total	$15.03	$14.83	1.3%	$14.90	$14.79	0.7%

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Revenue per Occupied Square Foot and Revenue per Available Square Foot.
(2)

Included in the calculation of revenue per occupied square foot and RevPAF is (a) lease buyout income of $0.3 million and $0.2 million for the three months ended September 30, 2020 and 2019, respectively, and $0.8 million and $1.1 million for the nine months ended September 30, 2020 and 2019, respectively, (b) accounts receivable write-offs of $0.2 million and $0.3 million for the three months ended September 30, 2020 and 2019, respectively, and $1.4 million and $0.8 million for the nine months ended September 30, 2020 and 2019, respectively, and (c) deferred rent receivable write-offs of $0.3 million and $0.1 million for the three months ended September 30, 2020 and 2019, respectively, and $2.6 million and $0.4 million for the nine months ended September 30, 2020 and 2019, respectively.

Rentable Square Footage of Same Park Properties by Product Type as of September 30, 2020
Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	507	1,440	1,970	3,917	15.3%
South Florida	3,728	126	12	3,866	15.1%
Silicon Valley	3,094	367	-	3,461	13.5%
East Bay	3,297	53	-	3,350	13.1%
Dallas	1,300	1,587	-	2,887	11.2%
Austin	755	1,208	-	1,963	7.6%
Los Angeles County	1,256	317	31	1,604	6.2%
Seattle	1,052	270	28	1,350	5.3%
Suburban Maryland	394	-	751	1,145	4.5%
Orange County	810	101	-	911	3.5%
San Diego County	233	535	-	768	3.0%
Mid-Peninsula	-	94	340	434	1.7%

Total	16,426	6,098	3,132	25,656	100.0%

Percentage by Product Type	64.0%	23.8%	12.2%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended September 30, 2020

Markets		Industrial	Flex	Office	Total

Northern Virginia		95.2%	95.9%	89.9%	92.8%
South Florida		93.2%	80.0%	100.0%	92.8%
Silicon Valley		96.4%	90.2%	-	95.7%
East Bay		88.0%	90.2%	-	88.0%
Dallas		90.4%	86.1%	-	88.0%
Austin		94.5%	94.4%	-	94.5%
Los Angeles County		95.6%	93.1%	99.1%	95.2%
Seattle		93.8%	97.5%	60.8%	93.8%
Suburban Maryland		83.5%	-	92.6%	89.5%
Orange County		92.3%	95.4%	-	92.6%
San Diego County		98.4%	95.4%	-	96.3%
Mid-Peninsula		-	88.0%	91.2%	90.5%
Total		92.7%	92.1%	90.6%	92.3%

Same Park Weighted Average Occupancy Rates by Product Type for the Nine Months Ended September 30, 2020

Markets		Industrial	Flex	Office	Total

Northern Virginia		94.4%	94.8%	90.5%	92.6%
South Florida		93.3%	84.3%	100.0%	93.1%
Silicon Valley		96.4%	90.5%	-	95.8%
East Bay		86.7%	92.4%	-	86.8%
Dallas		91.8%	87.3%	-	89.3%
Austin		95.6%	94.1%	-	94.6%
Los Angeles County		95.2%	95.8%	99.1%	95.4%
Seattle		97.0%	97.0%	81.9%	96.7%
Suburban Maryland		83.4%	-	93.5%	90.0%
Orange County		93.0%	93.1%	-	93.0%
San Diego County		97.4%	95.6%	-	96.1%
Mid-Peninsula		-	86.8%	93.2%	91.8%
Total		92.8%	92.3%	91.5%	92.5%

Rentable Square Footage of Same Park Properties by Size as of September 30, 2020 (1)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	2,479	1,438	3,917
South Florida	3,107	759	3,866
Silicon Valley	2,835	626	3,461
East Bay	3,052	298	3,350
Dallas	1,758	1,129	2,887
Austin	1,718	245	1,963
Los Angeles County	712	892	1,604
Seattle	951	399	1,350
Suburban Maryland	537	608	1,145
Orange County	513	398	911
San Diego County	-	768	768
Mid-Peninsula	-	434	434

Total	17,662	7,994	25,656

Percentage by Size	68.8%	31.2%	100.0%

Same Park Weighted Average Occupancy Rates by Size for the Three Months Ended September 30, 2020 (1)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	91.7%	94.6%	92.8%
South Florida	92.5%	94.0%	92.8%
Silicon Valley	96.2%	93.2%	95.7%
East Bay	87.0%	98.3%	88.0%
Dallas	90.5%	84.1%	88.0%
Austin	95.2%	89.6%	94.5%
Los Angeles County	97.8%	93.0%	95.2%
Seattle	93.7%	94.1%	93.8%
Suburban Maryland	87.4%	91.3%	89.5%
Orange County	91.1%	94.6%	92.6%
San Diego County	-	96.3%	96.3%
Mid-Peninsula	-	90.5%	90.5%
Total	92.2%	92.4%	92.3%

Same Park Weighted Average Occupancy Rates by Size for the Nine Months Ended September 30, 2020 (1)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	91.5%	94.3%	92.6%
South Florida	93.0%	93.4%	93.1%
Silicon Valley	96.3%	93.3%	95.8%
East Bay	85.7%	98.7%	86.8%
Dallas	91.6%	85.7%	89.3%
Austin	95.4%	89.3%	94.6%
Los Angeles County	97.5%	93.8%	95.4%
Seattle	97.0%	95.9%	96.7%
Suburban Maryland	89.4%	90.5%	90.0%
Orange County	92.1%	94.2%	93.0%
San Diego County	-	96.1%	96.1%
Mid-Peninsula	-	91.8%	91.8%
Total	92.4%	92.7%	92.5%

(1)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Rentable Square Footage of Properties by Product Type as of September 30, 2020

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,564	1,440	1,970	4,974	18.1%
South Florida	3,728	126	12	3,866	14.1%
Silicon Valley	3,094	446	-	3,540	12.9%
East Bay	3,297	53	-	3,350	12.2%
Dallas	1,300	1,587	-	2,887	10.5%
Los Angeles County	1,946	317	31	2,294	8.3%
Austin	755	1,208	-	1,963	7.1%
Seattle	1,052	270	28	1,350	4.9%
Suburban Maryland	394	-	751	1,145	4.2%
Orange County	810	101	-	911	3.3%
San Diego County	233	535	-	768	2.8%
Mid-Peninsula	-	94	340	434	1.6%

Total	18,173	6,177	3,132	27,482	100.0%

Percentage by Product Type	66.1%	22.5%	11.4%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended September 30, 2020

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.5%	95.9%	89.9%	92.8%
South Florida		93.2%	80.0%	100.0%	92.8%
Silicon Valley		96.4%	89.5%	-	95.5%
East Bay		88.0%	90.2%	-	88.0%
Dallas		90.4%	86.1%	-	88.0%
Los Angeles County		80.0%	93.1%	99.1%	82.1%
Austin		94.5%	94.4%	-	94.5%
Seattle		93.8%	97.5%	60.8%	93.8%
Suburban Maryland		83.5%	-	92.6%	89.5%
Orange County		92.3%	95.4%	-	92.6%
San Diego County		98.4%	95.4%	-	96.3%
Mid-Peninsula		-	88.0%	91.2%	90.5%
Total		91.1%	92.0%	90.6%	91.2%

Weighted Average Occupancy Rates by Product Type for the Nine Months Ended September 30, 2020

Markets		Industrial	Flex	Office	Total

Northern Virginia		91.7%	94.8%	90.5%	92.1%
South Florida		93.3%	84.3%	100.0%	93.1%
Silicon Valley		96.4%	90.1%	-	95.6%
East Bay		86.7%	92.4%	-	86.8%
Dallas		91.8%	87.3%	-	89.3%
Los Angeles County		87.5%	95.8%	99.1%	88.8%
Austin		95.6%	94.1%	-	94.6%
Seattle		97.0%	97.0%	81.9%	96.7%
Suburban Maryland		83.4%	-	93.5%	90.0%
Orange County		93.0%	93.1%	-	93.0%
San Diego County		97.4%	95.6%	-	96.1%
Mid-Peninsula		-	86.8%	93.2%	91.8%
Total		91.9%	92.2%	91.5%	91.9%

Rentable Square Footage of Properties by Size as of September 30, 2020 (1)

Markets	Large	Small	Total

Northern Virginia	3,399	1,575	4,974
South Florida	3,107	759	3,866
Silicon Valley	2,835	705	3,540
East Bay	3,052	298	3,350
Dallas	1,758	1,129	2,887
Los Angeles County	1,255	1,039	2,294
Austin	1,718	245	1,963
Seattle	951	399	1,350
Suburban Maryland	537	608	1,145
Orange County	513	398	911
San Diego County	-	768	768
Mid-Peninsula	-	434	434

Total	19,125	8,357	27,482

Percentage by Size	69.6%	30.4%	100.0%

Weighted Average Occupancy Rates by Size for the Three Months Ended September 30, 2020 (1)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	91.8%	94.9%	92.8%
South Florida	92.5%	94.0%	92.8%
Silicon Valley	96.2%	92.4%	95.5%
East Bay	87.0%	98.3%	88.0%
Dallas	90.5%	84.1%	88.0%
Los Angeles County	72.5%	93.6%	82.1%
Austin	95.2%	89.6%	94.5%
Seattle	93.7%	94.1%	93.8%
Suburban Maryland	87.4%	91.3%	89.5%
Orange County	91.1%	94.6%	92.6%
San Diego County	-	96.3%	96.3%
Mid-Peninsula	-	90.5%	90.5%
Total	90.7%	92.6%	91.2%

Weighted Average Occupancy Rates by Size for the Nine Months Ended September 30, 2020 (1)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	91.0%	94.4%	92.1%
South Florida	93.0%	93.4%	93.1%
Silicon Valley	96.3%	92.8%	95.6%
East Bay	85.7%	98.7%	86.8%
Dallas	91.6%	85.7%	89.3%
Los Angeles County	84.3%	94.2%	88.8%
Austin	95.4%	89.3%	94.6%
Seattle	97.0%	95.9%	96.7%
Suburban Maryland	89.4%	90.5%	90.0%
Orange County	92.1%	94.2%	93.0%
San Diego County	-	96.1%	96.1%
Mid-Peninsula	-	91.8%	91.8%
Total	91.6%	92.8%	91.9%

(1)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Lease Expirations - Total Portfolio
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	% Total	Rental Income

2020	1,458	$24,767	5.6%	5.6%
2021	5,486	93,627	21.3%	21.3%
2022	5,538	97,801	22.3%	22.3%
2023	4,499	73,758	16.8%	16.8%
2024	2,920	51,668	11.8%	11.8%
Thereafter	5,521	97,800	22.2%	22.2%

Total	25,422	$439,421	100.0%	100.0%

Lease Expirations - Industrial

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Industrial	Rental Income

2020	921	$12,393	5.0%	2.8%
2021	3,426	49,384	19.9%	11.2%
2022	3,449	50,361	20.3%	11.5%
2023	3,228	45,726	18.5%	10.4%
2024	1,941	29,343	11.8%	6.7%
Thereafter	3,971	60,653	24.5%	13.8%

Total	16,936	$247,860	100.0%	56.4%

Lease Expirations - Flex
		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Flex	Rental Income

2020	344	$6,450	5.5%	1.5%
2021	1,435	28,454	24.4%	6.5%
2022	1,459	29,998	25.8%	6.8%
2023	735	14,368	12.3%	3.3%
2024	635	13,265	11.4%	3.0%
Thereafter	1,064	23,944	20.6%	5.4%

Total	5,672	$116,479	100.0%	26.5%

Lease Expirations - Office
		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Office	Rental Income

2020	193	$5,924	7.9%	1.3%
2021	625	15,789	21.0%	3.6%
2022	630	17,442	23.2%	4.0%
2023	536	13,664	18.2%	3.1%
2024	344	9,060	12.1%	2.1%
Thereafter	486	13,203	17.6%	3.0%

Total	2,814	$75,082	100.0%	17.1%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Northern California

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	No. CA	Rental Income

2020	324	$8,558	7.1%	2.0%
2021	1,254	23,208	19.2%	5.3%
2022	1,137	20,399	16.8%	4.6%
2023	1,119	19,946	16.5%	4.6%
2024	835	14,547	12.0%	3.3%
Thereafter	2,049	34,417	28.4%	7.8%

Total	6,718	$121,075	100.0%	27.6%

Lease Expirations - Southern California

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	So. CA	Rental Income

2020	251	$4,590	6.5%	1.0%
2021	897	17,169	24.5%	3.9%
2022	1,117	20,386	29.1%	4.7%
2023	512	9,704	13.9%	2.2%
2024	328	6,933	9.9%	1.6%
Thereafter	662	11,251	16.1%	2.5%

Total	3,767	$70,033	100.0%	15.9%

Lease Expirations - Dallas

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Dallas	Rental Income

2020	172	$2,607	7.7%	0.6%
2021	728	9,567	28.2%	2.2%
2022	405	4,900	14.4%	1.1%
2023	518	6,189	18.2%	1.4%
2024	231	3,732	11.0%	0.9%
Thereafter	435	6,963	20.5%	1.6%

Total	2,489	$33,958	100.0%	7.8%

Lease Expirations - Austin

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Austin	Rental Income

2020	36	$446	1.3%	0.1%
2021	366	6,509	18.2%	1.5%
2022	403	7,401	20.7%	1.7%
2023	232	4,372	12.2%	1.0%
2024	228	4,829	13.5%	1.1%
Thereafter	618	12,169	34.1%	2.8%

Total	1,883	$35,726	100.0%	8.2%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Northern Virginia

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	No. VA	Rental Income

2020	283	$4,481	4.8%	1.0%
2021	954	17,855	19.4%	4.0%
2022	1,251	26,429	28.7%	6.0%
2023	613	12,228	13.3%	2.8%
2024	532	10,606	11.5%	2.4%
Thereafter	1,014	20,536	22.3%	4.7%

Total	4,647	$92,135	100.0%	20.9%

Lease Expirations - South Florida

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	So. FL	Rental Income

2020	280	$2,414	5.3%	0.6%
2021	843	10,701	23.5%	2.4%
2022	842	10,985	24.2%	2.5%
2023	864	10,743	23.6%	2.4%
2024	521	6,636	14.6%	1.5%
Thereafter	310	4,002	8.8%	0.9%

Total	3,660	$45,481	100.0%	10.3%

Lease Expirations - Suburban Maryland

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Sub. MD	Rental Income

2020	35	$582	2.7%	0.1%
2021	216	3,933	18.5%	0.9%
2022	156	3,086	14.6%	0.7%
2023	256	5,618	26.5%	1.3%
2024	110	2,435	11.5%	0.6%
Thereafter	237	5,547	26.2%	1.2%

Total	1,010	$21,201	100.0%	4.8%

Lease Expirations - Seattle

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Seattle	Rental Income

2020	77	$1,089	5.5%	0.2%
2021	228	4,685	23.7%	1.1%
2022	227	4,215	21.3%	1.0%
2023	385	4,958	25.0%	1.1%
2024	135	1,950	9.8%	0.4%
Thereafter	196	2,915	14.7%	0.7%

Total	1,248	$19,812	100.0%	4.5%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Large Tenant Portfolio (1)

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Large Tenant	Rental Income

2020	745	$10,902	3.9%	2.5%
2021	3,050	45,296	16.2%	10.3%
2022	3,494	56,176	20.1%	12.8%
2023	3,161	46,208	16.6%	10.5%
2024	2,370	38,887	14.0%	8.9%
Thereafter	4,852	81,258	29.2%	18.5%

Total	17,672	$278,727	100.0%	63.5%

Lease Expirations - Small Tenant Portfolio (3)

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Small Tenant	Rental Income

2020	713	$13,865	8.6%	3.1%
2021	2,436	48,331	30.1%	11.0%
2022	2,044	41,625	25.9%	9.5%
2023	1,338	27,550	17.1%	6.3%
2024	550	12,781	8.0%	2.9%
Thereafter	669	16,542	10.3%	3.7%

Total	7,750	$160,694	100.0%	36.5%

(1)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.
(3)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

	Total Portfolio Activity (1)
	Wtd. Avg.		Leasing		Customer		Transaction Costs		Transaction Costs		Cash Rental Rate
	Occupancy		Volume		Retention		per Executed Foot		as a % of Rents (2)		Change (2) (3)
	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD

Northern Virginia	92.8%	92.1%	334,000	970,000	73.7%	73.9%	$3.34	$4.50	9.1%	10.2%	-4.2%	-1.9%

South Florida	92.8%	93.1%	279,000	827,000	57.5%	52.6%	$1.46	$1.16	6.4%	4.4%	0.3%	0.8%

Silicon Valley	95.5%	95.6%	218,000	682,000	62.6%	68.9%	$1.33	$2.41	2.1%	3.5%	11.8%	13.3%

East Bay	88.0%	86.8%	71,000	472,000	71.0%	65.1%	$0.63	$2.00	1.6%	4.4%	-2.6%	15.8%

Dallas	88.0%	89.3%	186,000	560,000	46.4%	50.8%	$1.68	$2.57	6.6%	9.9%	0.9%	2.4%

Suburban Maryland	89.5%	90.0%	42,000	126,000	27.8%	43.3%	$6.40	$7.16	10.6%	11.0%	-2.0%	-0.2%

Austin	94.5%	94.6%	138,000	312,000	94.0%	71.3%	$2.93	$3.44	7.5%	9.7%	3.1%	1.7%

Los Angeles	82.1%	88.8%	471,000	794,000	83.4%	45.4%	$7.60	$5.49	10.1%	9.5%	21.8%	16.7%

Seattle	93.8%	96.7%	46,000	354,000	51.9%	74.9%	$1.33	$0.82	3.9%	2.6%	5.4%	20.6%

Orange County	92.6%	93.0%	78,000	233,000	68.3%	55.2%	$2.47	$2.51	3.2%	4.0%	-1.0%	0.0%

San Diego	96.3%	96.1%	73,000	225,000	73.1%	67.7%	$1.07	$1.44	3.7%	4.9%	-0.1%	-0.5%

Mid-Peninsula	90.5%	91.8%	25,000	71,000	57.9%	65.2%	$1.18	$0.63	2.5%	1.3%	3.3%	3.6%

Company Totals by Market	91.2%	91.9%	1,961,000	5,626,000	64.0%	60.7%	$3.46	$3.01	7.2%	6.8%	5.2%	5.9%

Industrial	91.1%	91.9%	1,398,000	3,839,000	68.6%	59.4%	$3.57	$2.40	7.3%	5.5%	9.3%	9.8%

Flex	92.0%	92.2%	436,000	1,344,000	61.3%	66.2%	$2.46	$3.46	6.0%	8.4%	-0.5%	1.3%

Office	90.6%	91.5%	127,000	443,000	48.1%	55.1%	$5.69	$6.90	9.0%	11.0%	-3.6%	-1.6%

Company Totals by Type	91.2%	91.9%	1,961,000	5,626,000	64.0%	60.7%	$3.46	$3.01	7.2%	6.8%	5.2%	5.9%

(1)	Average lease term for leases executed during the quarter- and year-to-date periods ended September 30, 2020 was 4.3 years and 3.8 years, respectively.
(2)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and Average Net Effective Rent Growth.
(3)	Average Net Effective Rent Growth for leases executed during the quarter- and year-to-date periods ended September 30, 2020 was 18.7% and 16.4%, respectively.

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Adjusted Cost of Operations – Adjusted cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the Company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Average Net Effective Rent Growth – Average net effective rent growth represents the weighted average percentage change in net effective rents for leases executed during a period compared against the prior leases for the same units. Net effective rent represents average rental payments for the term of a lease on a straight-line basis, excluding operating expense reimbursements

Cash NOI – We utilize cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in rental income and in cost of operations. The non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursement, and lease incentive intangible. The non-cash expense is equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Cash Rental Income – Cash rental income represents rental income, excluding non-cash rental income, specifically amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursement, and lease incentive intangible.

Cash Rental Rate Change – Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

Core FFO and Core FFO per share – Core FFO represents FFO excluding the net impact of (i) income allocated to preferred shareholders to the extent redemption value exceeds the related carrying value and (ii) other nonrecurring income or expense items as appropriate. Core FFO per share represents Core FFO allocable to diluted shares and units divided by the weighted average diluted shares and units. We believe our presentation of Core FFO and Core FFO per share assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measures most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets and impairment charges on real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Free Cash Available after Fixed Charges – Free cash available after fixed charges represents FAD less dividends and distributions.

Funds Available for Distribution (“FAD”) – FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash rental income or expenses such as amortization of deferred rent receivable and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

Funds from Operations (“FFO”) and FFO per share – FFO and FFO per share are non-GAAP measures defined by NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses on sales of operating properties and land and impairment charges on real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to diluted shares and units, divided by aggregate diluted shares and units. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Net Operating Income (“NOI”) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Non-Recurring Property Renovations – Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

Non-Same Park – Non-Same Park includes assets acquired on or subsequent to January 1, 2018.

Recurring Capital Expenditures – Recurring capital expenditures are capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.

Retained Cash – Retained cash represents free cash available after fixed charges less non-recurring property renovations and funds used for development and redevelopment.

Revenue per Available Square Foot (RevPAF) – RevPAF is computed by dividing rental income for the period by weighted average available square feet for the same period. RevPAF for the three and nine month periods is annualized.

Revenue per Occupied Square Foot – Revenue per occupied square foot is computed by dividing rental income for the period by weighted average occupied square feet for the same period. Revenue per occupied square foot for the three and nine month periods is annualized.

Same Park – Same Park includes assets acquired prior to January 1, 2018.

Transaction Costs as a Percentage of Rents – Transaction costs as a percentage of rents are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.